November 13, 1995






               DREYFUS GROWTH AND VALUE FUNDS, INC.

               DREYFUS LARGE COMPANY GROWTH FUND
               DREYFUS AGGRESSIVE GROWTH FUND
               DREYFUS SMALL COMPANY GROWTH FUND
               DREYFUS LARGE COMPANY VALUE FUND
               DREYFUS AGGRESSIVE VALUE FUND
               DREYFUS MIDCAP VALUE FUND
               DREYFUS SMALL COMPANY VALUE FUND
               DREYFUS INTERNATIONAL VALUE FUND
               DREYFUS EMERGING LEADERS FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 1995


The following information supplements and should be read in conjunction with the section entitled "Performance Information."


     From time to time, advertising materials for each Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for each Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings. Advertisements for Dreyfus Emerging Leaders Fund, Dreyfus Small Company Growth Fund, and Dreyfus Small Company Value Fund also may discuss the potential benefits and risks of small cap investing.